Consent of Independent Auditors



The Board of Directors and Shareholders
Aetna Variable Portfolios, Inc.:


We consent to the incorporation by reference herein this Post-Effective Amendment No. 5 to the Registration Statement (File No. 333-05173) on Form N-1A our reports dated February 13, 1998.


                                                       /s/ KPMG Peat Marwick LLP
                                                           KPMG Peat Marwick LLP


Hartford, Connecticut
July 30, 1998